ORACLE MUTUAL FUND

Prospectus

January 3, 2010

Class A Shares (Symbol: N/A)

Class I Shares (Symbol: N/A)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

ORACLE MUTUAL FUND

TABLE OF CONTENTS

SUMMARY SECTION

1

     INVESTMENT OBJECTIVE

1

     FEES AND EXPENSES OF THE FUND

1

     PORTFOLIO TURNOVER

2

     PRINCIPAL INVESTMENT STRATEGIES

2

     PRINCIPAL RISKS

2

     PAST PERFORMANCE

4

     INVESTMENT ADVISOR

4

     PORTFOLIO MANAGER

4

     PURCHASE AND SALE OF FUND SHARES

4

     TAX INFORMATION

4

     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

4

INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE

OF PORTFOLIO HOLDINGS

5

INVESTMENT OBJECTIVE

5

PRINCIPAL INVESTMENT STRATEGIES

5

GENERAL INVESTMENT POLICIES OF THE FUND

5

PRINCIPAL RISKS

6

PORTFOLIO HOLDINGS INFORMATION

11

MANAGEMENT OF THE FUND

11

THE ADVISOR

11

PORTFOLIO MANAGERS

12

SHAREHOLDER INFORMATION

12

CHOOSING A SHARE CLASS

12

SALES CHARGE REDUCTIONS AND WAIVERS

13

SHARE PRICE

15

HOW TO PURCHASE SHARES

16

HOW TO REDEEM SHARES

18

SHORT TERM TRADING AND REDEMPTION FEES

20

TOOLS TO COMBAT FREQUENT TRANSACTIONS

21

OTHER FUND POLICIES

22

DISTRIBUTION OF FUND SHARES

23

DISTRIBUTION AND TAXES

23

DISTRIBUTIONS

23

TAX CONSEQUENCES

23

FINANCIAL HIGHLIGHTS

24

Summary Section

Investment Objective.  The investment objective of the Oracle Mutual Fund (the “Fund”) is long-term capital appreciation while secondarily striving for income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Sales Charge on Class A Shares” beginning on page 12 of the Prospectus and under “Purchase and Redemption of Fund Shares – Sales Charge on Class A Shares” in the Fund’s SAI on page 26.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Class A 5.25%	Institutional Class None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or the redemption proceeds on shares redeemed within 12 months of purchase)	0.50%	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees(1)	None	None
Other Expenses (2)	0.60%	0.60%
Total Annual Fund Operating Expenses	1.35%	1.35%
Fee Waiver/Expense Reimbursement(3)	0.35%	0.60%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.00%	0.75%

(1) (2) (3)

The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through December 31, 2011.

Other Expenses are based on estimated amounts for the current fiscal year.

The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.00%  relative to Class A, and 0.75%  relative to Class I of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2011, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within three years after the date the expense was incurred, so long as the reimbursement does not cause the Fund’s operating expenses to exceed the applicable expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A

One Year	Three Years
$622	$898

Class I

One Year	Three Years
$77	$368

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies. To achieve its investment objective, the Fund will invest primarily in US and foreign equity securities, including both common and preferred stocks, and shares of other investment companies and exchange traded funds (“ETFs”) that invest in equity securities.  The Fund may invest up to 50% of its net assets in options for hedging purposes and income generation through covered calls.  The Fund may invest in companies of any size.  The Fund may invest up to 25% of its net assets in U.S. Government or U.S. agency obligations.  Additionally, the Fund may have up to 75% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging equity markets.

The Fund may invest up to 25% of its net assets in debt securities of varying maturities including debt securities that fall below investment grade debt (securities rated below BBB by Standard & Poor’s Ratings Services (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”)) — commonly referred to as “junk bonds” or “high yield bonds.”

The Adviser selects investments for the Fund using a quantitative screening process which screens on a daily basis a wide universe of equity and debt securities that are subject to strict growth and valuation criteria  which are proprietary in measurement.  Securities in the Fund’s portfolio are weighted according to the Adviser’s projected return expectations.  The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of sectors.  In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company's financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•

Management Risk.  Risk that the Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•

General Market Risk.  Risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•

Shares of Other Investment Companies and ETFs Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•

Convertible Securities Risk.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•

Mid-Cap Company Risk.  The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•

Small-and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•

Foreign Securities and Emerging Markets Risks.  Investing in foreign securities includes risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

Debt Securities Risks.  Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

•

Junk Bonds Risk.  Investments in junk bonds involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of debt securities.

•

U.S. Government and U.S. Agency Obligations Risk.  The risk that there can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) who issue or guarantee certain securities where it is not obligated to do so.

•

Options Risk.  Options may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option may not correlate perfectly to the underlying security or securities index or overall securities markets.

•

Tax Risk.  Certain of the Fund’s investment strategies involving transactions in options  may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund, which may result in adverse tax consequences for the Fund’s shareholders.

Past Performance.  Performance information is not available at this time because the Fund has not commenced operations as of the date of this Prospectus.  In the future the Fund will include a bar chart and table which will include such information that will provide some indication of the risks of investing in the Fund by showing the variability of performance and by comparing the Fund's performance with those of the S&P 500.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available on the Fund’s website at www.oraclemutualfund.com or by calling the Fund toll-free at 1-800-494-2755.

Investment Advisor

Oracle Investment Research is the Fund’s investment adviser.

Portfolio Manager

Mr. Laurence I. Balter is the  chief investment officer of the Advisor and has been the portfolio manager of the Fund since its Inception.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (Oracle Mutual Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Ste 400, Broadview Heights, OH 44147 (for regular, overnight or express mail)), or by telephone at 800-494-2755.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment for Class A is $5,000 for non-IRA accounts and $1,000 for IRA accounts.  The minimum initial investment for all types of Institutional Class shares is $100,000.00. There is a $100 minimum investment amount for subsequent purchases.

Tax Information.  The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The Fund’s investment objective is long-term capital appreciation while secondarily striving for income.

Principal Investment Strategies

To achieve its investment objective, the Fund will invest primarily in US and foreign equity securities, including both common and preferred stocks, and shares of other investment companies and exchange traded funds (“ETFs”) that invest in equity securities.  The Fund may invest up to 50% of its net assets in options for hedging purposes and income generation through covered calls.  The Fund may invest in companies of any size.  The Fund may invest up to 25% of its net assets in U.S. Government or U.S. agency obligations.  Additionally, the Fund may have up to 75% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging equity markets.

The Fund may invest up to 25% of its net assets in debt securities, convertible debt and commercial paper, including debt securities that fall below investment grade debt (securities rated below BBB by S&P or below Baa by Moody’s — commonly referred to as “junk bonds” or “high yield bonds.”  However, the Fund will not invest in debt securities rated below D by S&P or Moody’s.  The Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased.  Securities that are rated lower than investment grade generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.  Issuers of below investment grade debt include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads.  Investments in debt securities will be done opportunistically.  The maturities and durations of all debt securities may vary widely depending on market conditions, the quality of the securities in which the Fund is invested, and where the Fund’s portfolio manager believes the markets are in the investment cycle.

The Adviser utilizes an opportunity-based security weighting system to construct the Fund’s portfolio. In other words, the Adviser weights securities relative to expected returns. Securities with higher expected returns would have a greater weight in the Fund’s portfolio.    Securities are weighted according to return expectations.  In the Adviser’s view, stocks that appear to have the highest return potential are weighted more heavily, but within the Adviser’s overall security weighting risk constraints.  This disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors.  The Adviser’s screening process employs a proprietary model in evaluating measures of value, earnings and risk.  In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company's financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

General Investment Policies of the Fund

Temporary or Cash Investments.    Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Options and Other Strategies

The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)) ( “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Derivative Instruments is subject to applicable regulations of the SEC and the several exchanges upon which they are traded. In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations.   In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Adviser may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  Your investment in the Fund varies with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry  or sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Shares of Other Investment Companies Risk.  The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  Federal law generally prohibits a Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

Exchange-Traded Funds Risk. The Fund may purchase ETF shares.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.   The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.   In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities Risk.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Mid-Cap Company Risk.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and the risks are passed on to the Fund.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies; therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small- and Micro-Cap Company Risk.  Generally, micro-cap, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Micro- and small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Foreign Securities Risk.  To the extent that the Fund invests in securities of foreign companies, including American depositary receipts (“ADRs”) and European depositary receipts (“EDRs”), your investment in the Fund is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  The Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities.

Emerging Markets Risk.  In addition to developed markets, the Fund may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Credit Risk. Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Debt securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Prepayment Risk.  Many types of debt securities are subject to prepayment risk.  Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Junk Bonds Risk.  The Fund may invest in high-yield, non-investment grade bonds, commonly referred to as junk bonds.  Junk bonds are considered to be predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Junk bonds generally involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of debt securities.  Junk bonds may be sensitive to economic changes, political changes or adverse developments specific to a company.  Accordingly, junk bonds present a significant risk for loss of principal and interest.  Junk bonds may also be less liquid than other types of debt securities, meaning that they may be harder to sell at the time and price that the Adviser would like to sell.

U.S. Government and U.S. Agency Obligations Risk.  The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Tax Risk.   As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund, (v) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

 Options Risk. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.  The Fund will cover the financial exposure of entering into options by either purchasing or selling offsetting options or designating liquid assets to cover such financial exposure.  Under the supervision of the Board of Trustees, the Fund will determine whether investments in options are illiquid.  The Fund is restricted to investing no more than 15% of its total net assets in securities that are illiquid or not readily marketable.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)           Successful use of most Derivative Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.    Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options prices can diverge from the prices of their underlying instruments.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, Huntington National Bank.(the “Custodian”), or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities futures except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks of OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Under the supervision of the Board of Trustees, the Fund will determine whether investments in options are illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports are available by contacting Oracle Mutual Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Ste 400, Broadview Heights, OH 44147 or calling 800-494-2755.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement with the Adviser, Oracle Investment Research, 182 Island Blvd., FL, Fox Island, WA 98333, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  The Adviser was founded in 2010, focusing on private wealth management.  As of June 30, 2010, the Adviser managed approximately $40 million in assets.  Under the Investment Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of (0.75%) of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding dividends on short positions, brokerage commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.00%, and 0.75% of the Fund’s average net assets, respectively, for Class A shares and Class I shares through December 31, 2011, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Adviser is included in the Fund’s Statement of Information (“SAI”).

Portfolio Managers

Laurence I. Balter is the Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Balter is the Chief Investment Officer of the Adviser.  Mr. Balter founded Oracle Investment Research in 2010, where he serves as principal, managing private family assets.  Prior to that Mr. Balter was a Registered Principal at LPL Financial, one of the largest Registered Investment Advisory firms in the United States with over $200 Billion under management.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class

The Fund offers Class A shares and Class I (Institutional) shares in this Prospectus.   Each of the Class A shares and Class I shares has its own expense structure and Class A shares have its own sales charge.  Class I shares may be purchased without the imposition of any sales charges.  Class I shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund.  Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund or the Adviser to pay a fee greater than 0.25% generally may purchase Class I shares, subject to investment minimums.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Sales Charge on Class A Shares.  If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The sales charge for the Fund is calculated as follows(1):

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(2)	Dealer Reallowance
$0-$24,999.99(3)	5.25%	5.54%	4.75%
$25,000-$49,999.99	5.00%	5.26%	4.50%
$50,000-$99,999.99	4.50%	4.71%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$749,999.99	2.00% (4)	2.04%	1.50%
$750,000-$999,999.99	1.50%	1.52%	1.00%
$1,000,000 or more	0.00%	0.00%	0.50%(5)

(1) Class A shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2) Rounded to the nearest one-hundredth percent.

(3) The minimum initial investment for Class A shares of the Fund is $5,000 for non-IRA accounts, and $1,000 for IRA accounts.

(4) A 0.50% CDSC is imposed on shares purchased at the $500,000 breakpoint that are redeemed within 12 months of purchase.

(5) A finder’s fee of 0.50% may be paid directly by the Adviser to the dealer on investments of $1,000,000 or more.

Contingent Deferred Sales Charge on Class A Share.  Class A shares are subject to a CDSC. The CDSC is imposed on Class A shares redeemed by the shareholder within 12 months of purchase. The 0.50% CDSC is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Distribution (12b-1) Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940, as amended.  Under the Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Fund’s shares and services it provides to shareholders.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for the Fund’s Class A shares.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

In addition, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Sales Charge Reductions and Waivers

Rights of Accumulation.  You may combine your current purchase of Class A shares with other existing Class A and Class I shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other Class A and Class I shares you own at the financial intermediary at which you are making the current purchase.  You may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  You may aggregate shares that you own and that are currently owned by family members including spouses, minor children or parents residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply.  The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege.  If you redeem Class A shares, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact your financial intermediary.

Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your sales charge on Class A shares.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More.  There is no initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 0.50% imposed on such shares.  However, the CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Sales Charge Waivers,” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Charge Waivers,” below.  Additionally, all redemptions of Class A shares made within 30 days of purchase are subject to a 0.50% redemption fee.

In addition, there is no sales charge on subsequent Class A share purchases if the value of your Class A account exceeds $1,000,000.

Initial Sales Charge Waivers.  Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain payments.  You will not have to pay a sales charge on purchases of Class A shares if you are any of the following persons:

•	any affiliate of the Adviser or any of its or the Fund’s officers, directors, employees or retirees;

•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•

members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing shares on behalf of their customers;

•

retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants;

•	current shareholders whose value of their Class A accounts exceed $1,000,000; and

•	an individual on certain accounts under investment programs managed by the Adviser.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction.  You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge.  Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver.  Initial sales charges will not be applied to shares purchased by reinvesting dividends and distributions.

If you would like information about sales charge waivers, call your financial representative or contact the Fund at (800-494-2755).  Information about the Fund’s sales charges is available free of charge on the Fund’s website at www.oraclemutualfund.com.

Deferred Sales Charge and Waivers:  For Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charge on Class A Shares,” above) that are redeemed within 12 months of purchase.  For Class A shares, a CDSC is imposed if you redeem your shares within 12 months of purchase.  In the case of a partial redemption, the first shares redeemed are any reinvested shares.  After that, shares are always redeemed on a “first in first out” (FIFO) basis.  If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption.  The sales charge is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower.  These deferred sales charges may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;

•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;

•	shares redeemed in accordance with the Fund’s Systematic Withdrawal Plan (“SWP”); and other circumstances under the Adviser’s discretion.

Share Price

The price of the Fund’s shares is based on its NAV per share.  This is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading of the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.  The NAV will not be calculated on days that the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Investors may be charged a fee if they effect transactions through a financial institution.  The Fund has authorized one or more financial intermediaries (each an “Authorized Intermediary”) to receive on its behalf purchase and redemption orders.  Authorized Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an Authorized Intermediary or, if applicable, its authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV next computed after they are received by an Authorized Intermediary or its authorized designee.

How to Purchase Shares

Shares of the Fund are sold primarily to individuals, but may also be sold to institutions, such as banks, trust companies, thrift institutions, corporations and mutual funds, that are purchasing shares on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account level asset-based management fees.

The minimum initial investment for Class A is $5,000 for non-IRA accounts and $1,000 for IRA accounts.  The minimum initial investment for all types of Class I shares is $100,000.00.   There is a $100 minimum investment amount for subsequent purchases.  This minimum can be changed or waived by the Fund at any time.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.  The Adviser may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;
•	employees, and families of employees, of the Adviser and its affiliates;

•	employee benefit plans sponsored by the Adviser;
•	certain wrap programs offered by financial intermediaries;

•	trustees of the Fund;
•	institutional clients of the Adviser;

•	defined contribution plans that the Adviser believes will reach $1 million within one year; and
•	certain other separately managed account clients at the Adviser’s discretion.

If you place an order for Fund shares through a financial institution in accordance with such financial institution’s procedures, and such financial institution then transmits your order to Mutual Shareholders Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order.  The financial institution must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction, and the financial institution will be held liable for any resulting fees or losses.  In the case of certain Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Financial institutions, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial institution’s rules and procedures and whether your financial institution is an Authorized Intermediary you should contact your financial institution directly.

Each account application (“Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below.  A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. You will also be responsible for any losses suffered by the Fund as a result. The Fund and the Transfer Agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until the completed Account Application is received by the Fund or the Transfer Agent.

Purchase Requests Must be Received in Good Order

Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;

•	your account application or investment stub; and
•	a check payable to “Oracle Mutual Fund.”

All purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed on that same day.  Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone.  If you have completed the “Telephone Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at (800)494-2755.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed.

Purchase by Mail.  To purchase the Fund’s shares by mail, simply complete and sign the enclosed Account Application and mail it, along with a check made payable to “Oracle Mutual Fund,” to:

Regular Mail	Overnight or Express Mail
Oracle Mutual Fund c/o Mutual Shareholders Services, LLC 8000 Town Centre Drive, Ste 400 Broadview Heights, OH 44147	Oracle Mutual Fund c/o Mutual Shareholders Services, LLC 8000 Town Centre Drive, Ste 400 Broadview Heights, OH 44147

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at (800)494-2755 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to Hunting Bank, NA.  Please contact the Fund directly for those specific instructions.

Wired funds must be received by the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and Huntington Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Fund at (800)494-2755 before wiring.  A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A fee (currently $25) will be charged if your bank does not honor the AIP draft for any reason.  Please note that the AIP maximum investment in Class A shares is $1,000,000 and any subsequent investments will result in no sales charge imposed, provided that your aggregate investment in Class A shares exceeds $1,000,000.

Anti-Money Laundering Program.  Please note that the Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at (800)494-2755.

How to Redeem Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary.  However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same institution in accordance with the procedures established by that institution.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem part or all of the Fund’s shares on any business day that the Fund calculates its NAV.  To redeem shares with the Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to obtain that day’s closing NAV per share.  Redemption requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will be treated as though received on the next business day.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  The Fund will not accept IRA distribution requests by phone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent receives your redemption request in good order, less any applicable redemption charges.  Proceeds from redemption requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.  You may have the proceeds (less any applicable redemption fee) sent by check to address of record, wired to your pre-established bank account, or sent by electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a service fee.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund;

•	the account number;
•	the share or dollar amount to be redeemed; and

•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

Redemption proceeds will be sent to the address of record.   The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee of each owner is required in the following situations:

•

if ownership is changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	written requests to wire redemption proceeds (if not previously authorized on the account);
•	if a change of address request was received by the Transfer Agent within the last 15 days; and

•	for all written redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.  Non-financial transactions including establishing or modifying certain services on an account may require signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.

Redemption by Mail.  You can execute most redemption by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Oracle Mutual Fund c/o Mutual Shareholders Services, LLC 8000 Town Centre Drive, Ste 400 Broadview Heights, OH 44147	Oracle Mutual Fund c/o Mutual Shareholders Services, LLC 8000 Town Centre Drive, Ste 400 Broadview Heights, OH 44147

Telephone Redemption.  If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $50,000, by instructing the Fund by phone at (800) 494-2755.  A signature authentication from a Signature Verification Program member or other acceptable financial institution source will be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; and

•	the Social Security or taxpayer identification number under which the account is registered.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share specific trades.

Systematic Withdrawal Plan.  The Fund offers a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100.  The SWP may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call (800)494-2755 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the NAV of the class of the Fund being redeemed in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Short Term Trading and Redemption Fees

Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, the Fund will assess a .50% fee on the redemption or exchange of Fund shares held for 30 days or less and will be paid to the Fund.  The Fund will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in the Fund for a 30-day period from the date of purchase.

The Fund applies redemption fees uniformly, except that as of the date of this Prospectus, the following shares of the Fund will not be subject to redemption fees:

•	shares purchased through reinvested distributions (dividends and capital gains);
•	shares redeemed under the Fund’s SWP;
•	shares purchased pursuant to the AIP and systematic exchanges (when an exchange vehicle is available);
•	shares redeemed by retirement plan participants due to:

1.	death distributions;
2.	employment termination withdrawals;

3.	Qualified Domestic Relations Order (“QDROs”); or
4.	retirement plan termination or restructuring;

•	shares redeemed upon death of a shareholder;
•	shares redeemed by the Fund;

•	shares redeemed due to reallocation by a third party to conform to an investment model;
•	shares redeemed to return an excess contribution in an IRA account; and

•

shares redeemed from wrap programs that have been approved by the Adviser.  (Such accounts must be identified upon establishment or shortly thereafter.  Redemption fees assessed before such identification is made and approval given will not be refunded.  The Adviser reserves the right to refuse an exemption request if it deems that such an exemption would unduly harm the shareholders of the Fund or for any other reason.)

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 180 days or less, the Fund may not always be able to track short-term trading affected through financial intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with such financial intermediaries as described under the section entitled “Tools to Combat Frequent Transactions,” below which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  In addition, because the Fund is required to rely on information from the financial intermediary as to the applicable redemption fee, the Fund cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.  The Fund also reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of that Fund’s shareholders.  The Board of Trustees has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to its customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

If you elect telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under the section entitled “How to Purchase Shares,” above.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial organization for details.  Shares of the Fund have not been registered for sale outside of the United States.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at (800)494-2755 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Distribution of Fund Shares

The Distributor

Rafferty Capital Markets, LLC (the “Distributor”), located at 59 Hilton Avenue, Garden City, NY 11530 serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Distributions and Taxes

Distributions

The Fund will make distributions of net investment income and capital gains, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains un-cashed for six (6) months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tax Consequences

Distributions of the Fund’s net investment income (which includes, but is not limited to, interest, dividends, net short-term capital gains, and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that the Fund’s distributions of net investment income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net-long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder.  To the extent the Fund’s distributions of net investment income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains(currently at a maximum rate of 15%) regardless of the length of time a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or net capital gains) in cash or reinvest them in additional Fund shares.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year.  Distributions by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The Fund has not yet begun operations; accordingly, there is no financial information available at this time.

PRIVACY NOTICE

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

ORACLE MUTUAL FUND

Investment Adviser

Oracle Investment Research

182 Island Blvd., FI

Fox Island, WA 98333

Independent Registered Public Accounting Firm

Patke & Associates, Ltd.

300 Village Green Drive, Suite 210

Lincolnshire, IL 60069

Legal Counsel

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Custodian

Huntington National Bank

41 South Street

Columbus, OH 43125

Transfer Agent, Fund Accountant

Mutual Shareholders Services, LLC

8000 Town Centre Drive, Ste. 400

Broadview Heights, OH  44147

Oracle Mutual Fund

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (800)494-2755, by visiting the Fund’s website at www.oraclemutualfund.com, or by writing to:

Oracle Mutual Fund

c/o Mutual Shareholders Services, LLC

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

When a Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for its SAI, its Annual Report, or its Semi-Annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

You can review and copy information, including the Fund’s shareholder reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	for a fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520, or

•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22423)